Label	Element	Value
Dreyfus Floating Rate Income Fund
Risk/Return:	rr_RiskReturnAbstract
Supplement [Text Block]	ck0000819940_SupplementTextBlock	July 24, 2014 THE DREYFUS/LAUREL FUNDS, INC. - Dreyfus Floating Rate Income Fund Supplement to Prospectus dated September 23, 2013
Risk/Return [Heading]	rr_RiskReturnHeading	Dreyfus Floating Rate Income Fund
Strategy Narrative [Text Block]	rr_StrategyNarrativeTextBlock

The following information will supersede and replace the last sentence in the first paragraph in “Fund Summary — Principal Investment Strategy” and the first sentence of the second paragraph in “Fund Details – Goal and Approach” in the prospectus:

The fund currently intends to invest principally in floating rate loans and other floating rate securities of U.S. issuers, but may invest up to 30% of its net assets in securities of foreign issuers, typically those located in foreign countries that are members of the Organisation for Economic Co-operation and Development.